UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2010

Bio-Reference Laboratories, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-15266	22-2405059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

481 Edward H. Ross Drive, Elmwood Park, NJ 07407

(Address of principal executive offices) (Zip Code)

(201) 791-2600

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                 Other Events

On Wednesday, April 7, 2010, the Registrant announced a two for one split of its Common Stock, payable to stockholders of record at the close of business on Monday, April 19, 2010. Pursuant to the stock split, each stockholder will receive one additional share of the Registrant’s Common Stock for each share of the Registrant’s Common Stock owned on the record date. Copies of the Notice provided to NASDAQ pursuant to Rule 10b-17 of the Securities Exchange Act and of the Press Release announcing the stock split are enclosed.

Item 9.01                                                 Financial Statements and Exhibits

(d) Exhibits — 99.1 Notice of the two for one Common Stock Split filed pursuant to Securities Exchange Act Rule 10b-17

99.2 Press Release dated April 7, 2010 announcing the two for one stock split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

Bio-Reference Laboratories, Inc.
(Registrant)

		By	/s/ Marc D. Grodman
Marc D. Grodman, President
Date:	April 8, 2010